We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Q3 2026 EARNINGS CALL October 29, 2026

2Sterling | STRL: Third Quarter 2026 DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: the anticipated benefits of the CEC and Stone Ridge acquisitions; our business strategy; our financial strategy; our industry outlook; our guidance; our expected earnings and margin growth; our pool of future work; our backlog, unsigned awards, next phases in design and other scoped work, and the timing of their conversion to revenue; the scope, timing and phasing of customer projects; our liquidity, capital resources, capital expenditures, capital allocation and share repurchases; potential future acquisitions and geographic expansion; our margin improvement initiatives, including at CEC, and the exit from non-core business lines; our long-term growth targets; our modeling assumptions, including our expected effective tax rate; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” "would," “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” "guidance," “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, adjusted operating income, adjusted segment operating income, adjusted EPS, EBITDA, and adjusted EBITDA, which are not calculated in accordance with U.S. GAAP. When presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

BUILDING THE INFRASTRUCTURE THAT ENABLES AMERICA’S NEXT ERA OF GROWTH with scale, visibility, and strong earnings growth $11.2 BILLION Market Cap(1) NASDAQ: STRL $3.56 BILLION YTD 2026 Revenue ~7,000 Employees(3) $761.2 MILLION YTD 2026 Adjusted EBITDA(2) $6.1 BILLION Total Combined Backlog(3) ~440 Projects Underway(3) Sterling | STRL: Third Quarter 2026 3 (1) Shares outstanding: 30.5M and Market Cap as of October 27, 2026. (2) See EBITDA Reconciliation in the Appendix. (3) At September 30, 2026. STERLING, A leading infrastructure Services Provider We offer a customer-centric, market-focused portfolio of goods and services geographically positioned in the right markets Select Projects HQ: The Woodlands

8% BUILDING SOLUTIONS Prudent Management Residential and commercial concrete, plumbing, and surveying 79% E-INFRASTRUCTURE SOLUTIONS Growth Engine + Powerful Returns Mission-Critical Site Development and Electrical services for data center campuses, semiconductor fabrication, advanced manufacturing, e-commerce, and more THREE SEGMENTS, ONE DISCIPLINED CAPITAL AND RESOURCE ALLOCATION MODEL Sterling | STRL: Third Quarter 2026 4 Sterling's Portfolio YTD 2026 Revenue Mix by Segment Resources move toward the highest-return opportunities while preserving diversified exposure 13% TRANSPORTATION SOLUTIONS Disciplined Project Selection Highways, bridges, airports, rail, and more

5Sterling | STRL: Third Quarter 2026 DIFFERENTIATED INFRASTRUCTURE SERVICES PLATFORM ALIGNED WITH DURABLE U.S. INVESTMENT The Story Advances EXPOSURE Mission-critical infrastructure with multi-year customer capital plans EXECUTION Selective project pursuit, disciplined risk framework and strong operating performance EXPANSION Targeted acquisitions to add capacity, geographic reach, and capabilities RETURNS Strong returns, cash generation and balance-sheet flexibility support compounding

BUILDING SOLUTIONS Residential foundations and commercial concrete, plumbing, and surveying DATA INFRASTRUCTURE Data center campuses and digital infrastructure STERLING IS POSITIONED AT THE CENTER OF CRITICAL SECULAR GROWTH MARKETS Sterling | STRL: Third Quarter 2026 6 A Platform Positioned for Growth ESSENTIAL INFRASTRUCTURE Transportation infrastructure and rehabilitation projects SEMICONDUCTOR FABRICATION Large, multi-phase campuses ADVANCED MANUFACTURING Next-generation manufacturing and critical supply chains

+26% REVENUE CAGR 2019-2026E 7 Transformation Built the Foundation for Success (1) Revenue and Operating margin from continuing operations (2) Midpoint of revised 2026 guidance range, see 2026 Modeling Considerations in the Appendix. 2026+: Driving Growth Sterling | STRL: Third Quarter 2026 2020 - 2025: Leveraging the Platform 2015 - 2019: Strategic Transformation R ev en ue (I n m ill io ns ) (1) O p erating m arg in % (1) 3.4% 7.5% 7.6% 9.0% 10.4% 12.5% 16.3% E-Infrastructure Solutions Transportation Solutions Building Solutions Operating Margin 2019 2020 2021 2022 2023 2024 2025 2026E (2) $— $1,000 $2,000 $3,000 $4,000 $5,000 0% 2% 4% 6% 8% 10% 12% 14% 16% 18%

2026+: Driving Growth 2020 - 2025: Leveraging the Platform 2015 - 2019: Strategic Transformation +48% EPS CAGR 2019-2026E 8 Transformation Built the Foundation for Success (1) Diluted EPS from continuing operations. See Adjusted Net Income Guidance Reconciliation in the Appendix for the reconciliation of GAAP to non-GAAP measures. (2) Midpoint of revised 2026 guidance range, see 2026 Modeling Considerations in the Appendix. Sterling | STRL: Third Quarter 2026 D ilu te d E PS (1) $5.16 $7.09 $10.88 $21.83 $1.24 $1.53 $2.11 $3.16 $4.44 $8.27 $9.38 $19.29 GAAP Diluted EPS Adjusted Diluted EPS 2019 2020 2021 2022 2023 2024 2025 2026E (2) $(2.00) $— $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00

THIRD QUARTER 2026 RESULTS Sterling | STRL: Third Quarter 2026 9

EB IT D A * ($ M ill io ns ) $143.1 $320.8 Q3 2025 Q3 2026 $0 $50 $100 $150 $200 $250 $300 $350 D ilu te d E PS $2.97 $6.92 Q3 2025 Q3 2026 $0.00 $2.00 $4.00 $6.00 $8.00 Re ve nu e ($ M ill io ns ) $689.0 $1,563.9 Q3 2025 Q3 2026 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 A d ju st ed E B IT D A * ($ M ill io ns ) $155.8 $337.8 Q3 2025 Q3 2026 $0 $50 $100 $150 $200 $250 $300 $350 D ilu te d E PS * $3.48 $7.58 Q3 2025 Q3 2026 $0.00 $2.00 $4.00 $6.00 $8.00 Re ve nu e ($ M ill io ns ) $689.0 $1,563.9 Q3 2025 Q3 2026 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 REPORTED RESULTS Third Quarter 2026 Results Highlights • Revenue increased 127% YoY. Organic growth was approximately 70%. • Adjusted Diluted EPS of $7.58 increased 118% YoY and reached a new record. • Adjusted EBITDA grew 117%. • Adjusted EBITDA margin remained strong at 21.6%. The ~ 100 bps of YoY decline was driven by the higher contribution from CEC, which we owned for one month of the prior-year third quarter. (*) See the Adjusted Net Income and EBITDA reconciliations in the Appendix for reconciliations of GAAP to Non-GAAP measures. Sterling | STRL: Third Quarter 2026 10 127% 127% 133% 124% 118% 117% Revenue EPS EBITDA ADJUSTED RESULTS All comparisons are to the prior year quarter, GAAP and NON-GAAP Information*

O pe ra tin g In co m e ($ M ill io ns ) $106.6 $294.5 Q3 2025 Q3 2026 $0 $100 $200 $300 O pe ra tin g In co m e ($ M ill io ns ) $10.8 $5.7 Q3 2025 Q3 2026 $0 $5 $10 O pe ra tin g In co m e ($ M ill io ns ) $24.4 $30.2 Q3 2025 Q3 2026 $0 $10 $20 $30 Re ve nu e ($ M ill io ns ) $417.1 $1,302.7 Q3 2025 Q3 2026 $0 $500 $1,000 $1,500 Re ve nu e ($ M ill io ns ) $170.5 $165.2 Q3 2025 Q3 2026 $0 $50 $100 $150 $200 Re ve nu e ($ M ill io ns ) $101.4 $96.0 Q3 2025 Q3 2026 $0 $50 $100 $150 O pe ra tin g In co m e ($ M ill io ns ) $111.7 $302.4 Q3 2025 Q3 2026 $0 $100 $200 $300 O pe ra tin g In co m e ($ M ill io ns ) $26.7 $32.6 Q3 2025 Q3 2026 $0 $10 $20 $30 $40 O pe ra tin g In co m e ($ M ill io ns ) $12.6 $7.7 Q3 2025 Q3 2026 $0 $5 $10 $15 Third Quarter 2026 Segment Results Sterling | STRL: Third Quarter 2026 11 Transportation Solutions Building Solutions 212% E-Infrastructure Solutions (3)% (5)% 176% 24% (47)% All comparisons are to the prior year quarter, GAAP and NON-GAAP Segment Information* REVENUE OPERATING INCOME E-Infrastructure Solutions • Revenue grew 212% over prior year, reflecting strong demand for both site development and electrical services. • Adjusted operating income increased 171%, with adjusted operating margins of 23%. ◦ Site Development operating margins were in line with first half 2026 levels. ◦ CEC operating margins improved both year-over-year and sequentially. Transportation Solutions • Revenue decreased 3%, driven by the reallocation of resources to higher- margin E-Infrastructure opportunities. • Adjusted operating income grew 22%, reflecting project selectivity and strong execution. Building Solutions • Revenue decreased 5% reflecting lower levels of homebuilder activity. • Operating income has been impacted by challenging market conditions. ADJUSTED OPERATING INCOME* 171% 22% (39)% (*) See NON-GAAP Segment Information in the Appendix for reconciliations of GAAP to Non-GAAP measures.

Total Scoped Work B ac kl o g a nd U ns ig ne d A w ar d s ($ m ill io ns )* Backlog Unsigned Awards Next Phases in Design Q125 Q225 Q325 Q425 Q126 Q226 Q326 — 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Sterling | STRL: Third Quarter 2026 12 Scoped Work (Backlog + Unsigned Awards + Next Phases in Design) increased approximately + 90% year-over-year and + 11% sequentially Strong bid activity continues. Strong, Multi-Year Visibility Summary - September 2026 Signed Backlog Committed work with executed contracts and estimated orders under MSAs $4.1 billion Unsigned, Awarded Includes: • Transportation Solutions Award Letters pending final contract execution • CEC LOI awards pending final contract execution $2.0 billion Next Phases in Design Upcoming phases of work in the design and pricing stage on active site development campuses ~$1.7 billion Total Scoped Work ~$8 billion Customer-owned acreage not yet in design/scoped at active Site Development projects provides more than five years of additional development runway opportunity.

Site Development Visibility 13Sterling | STRL: Third Quarter 2026 THE OPPORTUNITY EXTENDS BEYOND THE WORK CURRENTLY QUANTIFIED • Mission-Critical campuses are executed in phases. • As campus size grows, so does the duration of the project and, typically, the number of phases. • This multi-phase runway is not fully captured in reported backlog and next phases in design metrics. • These are tangible opportunities backed by land, permits, and power commitments. MULTI-PHASE DELIVERY Multi-year visibility as customers pursue larger and more complex campus programs + flexibility to adjust pricing for current market conditions.

Sterling | STRL: Third Quarter 2026 14 (in m ill io ns ) $61 $182 $472 $664 $391 $217 $452 $431 $342 $316 $291 $95 Cash and cash equivalents Total debt 2021 2022 2023 2024 2025 Q3 2026 $0 $100 $200 $300 $400 $500 $600 $700 Total Debt and Cash Positions Balance Sheet with Significant Firepower to Support Future Growth Net cash position as of September 30, 2026: $122M On July 2nd, Sterling closed on the expansion and extension of its revolving credit facility. Upsized to $1.5B Extended Maturity to July 2031 Proceeds were used to pay off existing term loan.

Capital Allocation Priorities Support Growth in Existing and New Markets Sterling | STRL: Third Quarter 2026 15 Support organic growth in existing and new markets • Capital expenditures to expand and upsize fleet, which drives productivity • Expansion of electrical prefabrication facility • Training and recruiting talent Strategic M&A • Targeting small-to-mid sized acquisition opportunities that expand service capabilities, geographic footprint, customer relationships, and/or capacity • Adjacent market opportunities with exposure to strong, multi-year infrastructure investment trends and/or a recurring revenue element Share Repurchase Program • $400 million authorization through November 2027 • $267 million of remaining availability under the authorization as of September 30, 2026 • Taking an opportunistic approach to repurchases

“At the midpoint, our updated guidance represents 88% year-over- year revenue growth, 101% growth in adjusted diluted earnings per share, and 94% growth in adjusted EBITDA," Joe Cutillo, STRL 3Q26 Conference Call Full Year 2026 Guidance • Revenue of $4.63B to $4.73B • Net Income of $596M to $604M • Diluted EPS of $19.16 to $19.42 • EBITDA(2) of $905M to $916M Full Year 2026 Adjusted Guidance • Adjusted Net Income(1) of $675M to $683M • Adjusted Diluted EPS(1) of $21.70 to $21.96 • Adjusted EBITDA(2) of $970M to $981M 16 2026 Guidance (1) See the Adjusted Net Income Guidance Reconciliation in the Appendix (2) See the EBITDA Guidance Reconciliation in the Appendix Sterling | STRL: Third Quarter 2026

17Sterling | STRL: Third Quarter 2026 SCALING THE PLATFORM, COMPOUNDING RETURNS The Next Chapter LEVERAGING CURRENT BASE OF PROJECTS Executing on our current phases + capturing future phases and scope expansions FUTURE PROJECT WINS Planting our flag on new projects with the right customers ELECTRICAL SCALE Recruiting, prefabrication and margin progression GEOGRAPHIC EXPANSION Customer-led entry into high-demand markets M&A DISCIPLINE Capacity and capability additions with strong local leadership CASH RETURNS Conversion of earnings into cash and disciplined deployment Sterling is playing an increasingly strategic role in multi-year infrastructure programs and is a trusted partner for the most critical projects

We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. 18 Contact Us Sterling Infrastructure, Inc. Noelle Dilts, VP IR and Corporate Strategy (281) 214-0795 noelle.dilts@strlco.com

Appendix Sterling | STRL: Third Quarter 2026 1919

2026 Modeling Considerations(1) Sterling | STRL: Third Quarter 2026 20 (1) In millions except for EPS and percentages (2) See the Adjusted Net Income Guidance Reconciliation in the Appendix (3) See the EBITDA Guidance Reconciliation in the Appendix FY 2026 Expectations FY 2025 Actual Revenue $4,628 to $4,728 $2,490 Other Operating Income $14 to $16 $18.2 JV Non-Controlling Interest Expense ~$45 $19.6 Effective Income Tax Rate ~23.8% 24.2% Diluted EPS $19.16 to $19.42 $9.38 Adjusted Diluted EPS(2) $21.70 to $21.96 $10.88 Expected Dilutive Shares Outstanding ~31.1 30.9 EBITDA(3) $905 to $916 $472 Adjusted EBITDA(3) $970 to $981 $504 Non-Cash Items Depreciation (Includes $1.1M of RHB basis difference depreciation in each year) $72 to $74 $56.0 Intangible Amortization (Includes $7.5M of RHB basis difference amortization in each year) ~$39 $29.7 Stock-based Compensation ~$38 $24.2 Other Cash Flow Items Interest Income, Net $2 to $4 $2.6 CAPEX ~ $140 $77.3

Consolidated Results Three Months Ended September 30, Nine Months Ended September 30, ($ in millions, except per share data) 2026 2025 % Change 2026 2025 % Change Revenues $1,563.9 $689.0 127% $3,557.8 $1,734.4 105% Gross Profit 377.3 170.2 122% 861.5 408.2 111% G&A Expenses (61.4) (37.6) (162.3) (106.2) Intangible Asset Amortization (8.4) (6.0) (23.0) (15.1) Acquisition Related Costs (2.1) (5.3) (16.1) (8.0) Earn-out Expense (2.5) (1.3) (7.5) (4.0) Other Operating Income, Net 3.9 5.4 11.2 11.1 Operating Income 306.8 125.3 145% 663.9 285.9 132% Interest, Net 0.2 1.5 0.5 5.0 Loss on Extinguishment of Debt (1.3) 0.0 (1.3) 0.0 Income Tax Expense (76.1) (30.5) (161.1) (73.0) Less: Net Income Attributable to NCI (14.7) (4.2) (35.4) (15.5) Net Income $214.9 $92.1 $466.7 $202.6 Diluted EPS $ 6.92 $ 2.97 133% $ 15.01 $ 6.56 129% EBITDA (1) $ 320.8 $ 143.1 124% $ 709.6 $ 331.4 114% (1) See the EBITDA Reconciliation in the Appendix for a reconciliation of GAAP to Non-GAAP measures. Sterling | STRL: Third Quarter 2026 21

Three Months Ended September 30, Nine Months Ended September 30, ($ in thousands) 2026 % of Revenue 2025 % of Revenue 2026 % of Revenue 2025 % of Revenue Revenues E-Infrastructure Solutions $ 1,302,739 83% $ 417,106 60% $ 2,805,472 79% $ 945,775 55% Transportation Solutions 165,224 11% 170,490 25% 454,779 13% 487,948 28% Building Solutions 95,964 6% 101,423 15% 297,530 8% 300,713 17% Total Revenues $ 1,563,927 $ 689,019 $ 3,557,781 $ 1,734,436 Operating Income E-Infrastructure Solutions $ 294,515 22.6% $ 106,614 25.6% $ 639,128 22.8% $ 237,023 25.1% Transportation Solutions 30,232 18.3% 24,377 14.3% 73,162 16.1% 61,605 12.6% Building Solutions 5,666 5.9% 10,752 10.6% 20,371 6.8% 32,959 11.0% Segment Operating Income 330,413 21.1% 141,743 20.6% 732,661 20.6% 331,587 19.1% Corporate G&A Expenses (18,948) (9,742) (45,210) (33,586) Acquisition Related Costs (2,136) (5,349) (16,071) (8,023) Earn-out Expense (2,487) (1,343) (7,463) (4,029) Total Operating Income $ 306,842 19.6% $ 125,309 18.2% $ 663,917 18.7% $ 285,949 16.5% Segment Information Sterling | STRL: Third Quarter 2026 22

NON-GAAP Segment Information

(Unaudited)	Three Months Ended September 30,				Nine Months Ended September 30,			
($ in thousands)	2026	% of Revenue	2025	% of Revenue	2026	% of Revenue	2025	% of Revenue
Adjusted Operating Income								
E-Infrastructure Solutions	$ 302,433	23.2%	$ 111,697	26.8%	$ 660,596	23.5%	$ 249,998	26.4%
Transportation Solutions	32,608	19.7%	26,680	15.6%	80,181	17.6%	68,528	14.0%
Building Solutions	7,715	8.0%	12,594	12.4%	26,518	8.9%	38,625	12.8%
Adjusted Segment Operating Income	342,756	21.9%	150,971	21.9%	767,295	21.6%	357,151	20.6%
Corporate G&A Expenses	(9,881)		(5,101)		(24,467)		(20,221)	
Total Adjusted Operating Income [1]	$ 332,875	21.3%	$ 145,870	21.2%	$ 742,828	20.9%	$ 336,930	19.4%

[1] The Company defines adjusted operating income as GAAP operating income excluding the impact of non-cash stock-based compensation, intangible asset amortization, acquisition related costs, and earn-out expense. For the three months ended September 30, 2026, GAAP operating income of $306.8 million is adjusted to exclude $11.2 million of non-cash stock-based compensation, $10.3 million of intangible asset amortization (including $1.9 million related to the basis difference of RHB), $2.1 million of acquisition related costs, and $2.5 million of earn-out expense.

For the nine months ended September 30, 2026, GAAP operating income of $663.9 million is adjusted to exclude $26.8 million of non-cash stock-based compensation, $28.6 million of intangible asset amortization (including $5.6 million related to the basis difference of RHB), $16.1 million of acquisition related costs, and $7.5 million of earn-out expense.

For the three months ended September 30, 2025, GAAP operating income of $125.3 million is adjusted to exclude $6.0 million of non-cash stock-based compensation, $7.9 million of intangible asset amortization (including $1.9 million related to the basis difference of RHB), $5.3 million of acquisition related costs, and $1.3 million of earn-out expense.

For the nine months ended September 30, 2025, GAAP operating income of $285.9 million is adjusted to exclude $18.2 million of non-cash stock-based compensation, $20.7 million of intangible asset amortization (including $5.6 million related to the basis difference of RHB), $8.0 million of acquisition related costs, and $4.0 million of earn-out expense.

STERLING

Sterling | STRL: Third Quarter 2026 23

Adjusted Net Income Reconciliation

(Unaudited) (In thousands, except per share data)	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Net income attributable to Sterling common stockholders	$ 214,933	$ 92,088	$ 466,728	$ 202,556
Non-cash stock-based compensation	11,157	5,963	26,796	18,241
Intangible asset amortization[1]	10,254	7,906	28,581	20,688
Acquisition related costs	2,136	5,349	16,071	8,023
Earn-out expense	2,487	1,343	7,463	4,029
Loss on extinguishment of debt	1,265	–	1,265	–
Tax impact of adjustments	(6,791)	(4,947)	(19,472)	(12,782)
Adjusted net income attributable to Sterling common stockholders[2]	$ 235,441	$ 107,702	$ 527,432	$ 240,755
Net income per share attributable to Sterling common stockholders:				
Basic	$ 7.02	$ 3.02	$ 15.23	$ 6.64
Diluted	$ 6.92	$ 2.97	$ 15.01	$ 6.56
Adjusted net income per share attributable to Sterling common stockholders:				
Basic	$ 7.69	$ 3.53	$ 17.21	$ 7.90
Diluted	$ 7.58	$ 3.48	$ 16.96	$ 7.80
Weighted average common shares outstanding:				
Basic	30,609	30,519	30,650	30,491
Diluted	31,071	30,960	31,102	30,875

[1] For each of the three and nine months ended September 30, 2026 and 2025, intangible asset amortization includes $1.87 million and $5.61 million, respectively, related to the basis difference recognized upon the deconsolidation of RHB on December 31, 2024.

[2] The Company defines adjusted net income attributable to Sterling common stockholders as GAAP net income attributable to Sterling common stockholders excluding non-cash stock-based compensation, intangible asset amortization, acquisition related costs, earn-out (income) expense, loss on extinguishment of debt, and the income tax impact of these adjustments. The tax impact of adjustments is determined by using the Company's annual effective tax rate, unless the nature of the item requires application of a specific tax rate.

STERLING

Sterling | STRL: Third Quarter 2026 24

Sterling | STRL: Third Quarter 2026 25 (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, (In thousands) 2026 2025 2026 2025 Net income attributable to Sterling common stockholders $ 214,933 $ 92,088 $ 466,728 $ 202,556 Depreciation and amortization (1) 29,965 22,059 82,269 60,965 Interest income, net (161) (1,537) (494) (5,038) Income tax expense 76,059 30,517 161,056 72,959 EBITDA (2) 320,796 143,127 709,559 331,442 Non-cash stock-based compensation 11,157 5,963 26,796 18,241 Acquisition related costs 2,136 5,349 16,071 8,023 Earn-out expense 2,487 1,343 7,463 4,029 Loss on extinguishment of debt 1,265 — 1,265 — Adjusted EBITDA (3) $ 337,841 $ 155,782 $ 761,154 $ 361,735 (1) For each of the three and nine months ended September 30, 2026 and 2025, depreciation and amortization includes $1.87 million and $5.61 million, respectively, of intangible asset amortization and $275 thousand and $825 thousand, respectively, of depreciation expense related to the basis difference recognized upon the deconsolidation of RHB. (2) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders adjusted for depreciation and amortization, net interest income/expense and income tax expense. (3) The Company defines adjusted EBITDA as EBITDA excluding the impact of non-cash stock-based compensation, acquisition related costs, earn-out expense, and loss on extinguishment of debt. EBITDA Reconciliation

Adjusted Net Income Guidance Reconciliation

(Unaudited) (In millions, except per share data)	Full Year 2026 Guidance Low	 High	 2025 Actual	Full Year 2024 Actual	 2023 Actual
Net income attributable to Sterling common stockholders	$ 596	$ 604	$ 290	$ 257	$ 139
Gain on deconsolidation of subsidiary, net	–	–	–	(91)	–
Non-cash stock-based compensation	38	38	24	19	15
Intangible asset amortization [1]	39	39	30	17	15
Acquisition related costs	16	16	8	–	1
Earn-out expense (income)	10	10	(1)	5	(1)
Loss on extinguishment of debt	1	1	–	–	–
Income tax impact of adjustments	(25)	(25)	(15)	13	(8)
Adjusted net income attributable to Sterling common stockholders [2]	$ 675	$ 683	$ 337	$ 221	$ 161
Net income per share attributable to Sterling common stockholders:					
Diluted	$ 19.16	$ 19.42	$ 9.38	$ 8.27	$ 4.44
Adjusted net income per share attributable to Sterling common stockholders:					
Diluted	$ 21.70	$ 21.96	$ 10.88	$ 7.09	$ 5.16
Weighted average common shares outstanding:					
Diluted (Approximate for 2026)	31.1	31.1	30.9	31.1	31.2

(1) Full year 2026 guidance and full year 2025 actual include intangible asset amortization of approximately $7.5 million related to the basis difference recognized in the deconsolidation of RHB.

(2) The Company defines adjusted net income attributable to Sterling common stockholders as GAAP net income attributable to Sterling common stockholders excluding the impact of the gain on deconsolidation of subsidiary, non-cash stock-based compensation, intangible asset amortization, acquisition related costs, earn-out expense (income), loss on extinguishment of debt, and the income tax impact of these adjustments. The tax impact of adjustments is determined by using the Company's annual effective tax rate, unless the nature of the item requires application of a specific tax rate.

STERLING

Sterling | STRL: Third Quarter 2026 26

Sterling | STRL: Third Quarter 2026 27 (Unaudited) Full Year 2026 Guidance Full Year 2025 (In millions) Low High Actual Net income attributable to Sterling common stockholders $ 596 $ 604 $ 290 Depreciation and amortization(1) 111 113 86 Interest expense (income), net (2) (4) (3) Income tax expense 200 203 99 EBITDA (2) 905 916 472 Non-cash stock-based compensation 38 38 24 Acquisition related costs 16 16 8 Earn-out expense (income) 10 10 (1) Loss on extinguishment of debt 1 1 — Adjusted EBITDA(3) $ 970 $ 981 $ 504 EBITDA Guidance Reconciliation (1) Full year 2026 guidance and full year 2025 actual include depreciation and intangible asset amortization of approximately $1.1 million and $7.5 million, respectively, related to the basis difference recognized in the deconsolidation of RHB. (2) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest income/expense, and income tax expense. (3) The Company defines adjusted EBITDA as EBITDA excluding the impact of non-cash stock-based compensation, acquisition related costs, earn-out expense (income), and the loss on extinguishment of debt.

Sterling | STRL: Third Quarter 2026 28 Backlog (In millions) September 30, 2026 December 31, 2025 E-Infrastructure Solutions $ 3,144.2 $ 1,843.5 Transportation Solutions 963.7 1,124.4 Building Solutions - Commercial 35.0 43.0 Total Backlog (1) $ 4,142.9 $ 3,010.9 (1) At September 30, 2026, our RPOs were $4.05 billion and our estimated orders under MSAs were $94 million, resulting in a total Backlog of $4.14 billion. This compares to December 31, 2025, when RPOs were $3.01 billion and our estimated orders under MSAs were zero, resulting in a total Backlog of $3.01 billion.

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